Van Kampen Municipal Opportunity Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2006 - April 30, 2007



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Tobacc  01/24    --    $99.75 $3,622,  40,000    1.10%  4.42%   Bear,    Bear
   o     /07                  208,082   ,000                    Stearn  Stearn
Settle                                                           s &       s
 ment                                                            Co.
Financ                                                          Inc.,
  ing                                                           Citigr
 Corp.                                                           oup,
Series                                                          Merril
 2007                                                             l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 Alta
                                                                Capita
                                                                  l
                                                                Group,
                                                                 LLC,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 BB&T
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Butler
                                                                Wick &
                                                                 Co.,
                                                                Inc.,
                                                                Cabrer
                                                                  a
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Ferris
                                                                Baker
                                                                Watts,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                George
                                                                  K.
                                                                Baum &
                                                                Compan
                                                                y, The
                                                                 GMS
                                                                Group,
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Grigsb
                                                                 y &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                  JP
                                                                McGowa
                                                                 n &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Keyban
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                LaSall
                                                                  e
                                                                Financ
                                                                 ial
                                                                Servic
                                                                 es,
                                                                Inc.,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                y, NW
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                Popula
                                                                  r
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Powell
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Southw
                                                                 est
                                                                Securi
                                                                ties,
                                                                Sterne
                                                                Agee &
                                                                Leach,
                                                                Inc.,
                                                                Sturdi
                                                                vant &
                                                                 Co.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                  NA